SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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The Gabelli Global Small and Mid Cap Value Trust
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THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 11, 2020

To the Shareholders of
THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 11, 2020, at 8:00 a.m., local time, at Westchester Country Club, 99 Biltmore Avenue, Rye, New York, 10580 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Trustees of the Fund to be elected by the holders of the Fund’s common shares and holders of its 5.450% Series A Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class;
2.	If properly presented at the Meeting, to vote on a shareholder proposal; and
3.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at the Fund’s offices or virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.gabelli.com. Any questions should be directed to CEFProxy@gabelli.com.

The close of business on March 17, 2020, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY FOR YOUR FUND’S NOMINEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2). SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

April 1, 2020	ANDREA R. MANGO Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.
3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL MEETING OF SHAREHOLDERS
May 11, 2020

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 11, 2020, at 8:00 a.m., local time, at Westchester Country Club, 99 Biltmore Avenue, Rye, New York, 10580 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April 1, 2020.

As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at the Fund’s offices or virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.gabelli.com. Any questions should be directed to CEFProxy@gabelli.com.

If you desire to attend the Meeting in person, please note that the Westchester Country Club enforces a strict dress code. The Westchester Country Club may deny entry to their facilities to any person who does not conform to their dress code. If the Westchester Country Club denies you entry to their facilities, you will be unable to attend the Meeting in person and, if you have not submitted a proxy in accordance with the instructions contained herein, you will not be able to be present at or vote at the Meeting. The Westchester Country Club's dress code is as follows: All men's shirts must have collars. Short shorts, cut-offs or tee shirts are not permitted. Please no tank tops, cargo pants, hats worn by men, bare feet, rubber beach flip flops, bathing or gym attire. Blue denim clothing and denim jeans, designer or otherwise, are not permitted.

Additionally, the Westchester Country Club has an electronic device policy that there be “no noise” with the use of an electronic device, including a cell phone, except in designated areas. If you are admitted to the Westchester Country Club's facilities and violate this policy, the Westchester Country Club may remove you from their premises and you would not be able to attend the Meeting in person.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $8,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2019, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees and “AGAINST” Proposal 2 as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after the initial record date.

The close of business on March 17, 2020, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.001 per share (“Common Shares”), and 5.450% Series A Cumulative Preferred Shares, par value $0.001 per share (“Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 9,360,691 Common Shares and 1,200,000 Preferred Shares outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Mario J. Gabelli One Corporate Center Rye, NY 10580-1422	Common	2,699,061 (beneficial)*	28.8%

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common	546,087 (beneficial)	5.83%
*	Comprised of 2,579,245 Common Shares owned directly by Mr. Gabelli, 1,374 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 118,442 Common Shares owned by GAMCO Investors, Inc. or its affiliates.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Preferred Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
1. Election of Trustees	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Mario J. Gabelli, James P. Conn, and Salvatore J. Zizza	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Mario J. Gabelli, James P. Conn, and Salvatore J. Zizza

2. Shareholder Proposal	Common and Preferred Shareholders, voting together as a single class (if properly presented at the Meeting)

3. Other Business	Common and Preferred Shareholders, voting together as a single class

PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of eight Trustees, six of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Mario J. Gabelli, James P. Conn , and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the August 21, 2013 organizational meeting of the Fund with the exception of Mr. Dreyer, who became a Trustee of the Fund on February 24, 2016, and Messrs. Birch and Colavita, who became Trustees of the Fund on August 22, 2018. All of the Trustees of the Fund, except Mr. Dreyer, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2023 Annual Meeting of Shareholders

Mario J. Gabelli
James P. Conn
Salvatore J. Zizza

Trustees Serving Until 2022 Annual Meeting of Shareholders

John Birch
Kevin V. Dreyer
Kuni Nakamura

Trustees Serving Until 2021 Annual Meeting of Shareholders

Anthony S. Colavita
Frank J. Fahrenkopf, Jr.

Under the Fund’s Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Fahrenkopf and Nakamura are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares and their terms as Trustees are scheduled to expire at the Fund’s 2021 and 2022 Annual Meeting of Shareholders, respectively. Therefore, they are not standing for election at this Meeting.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), three of whom are nominated for election or re- election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee
INTERESTED TRUSTEES/NOMINEES(4):
Mario J. Gabelli Trustee and Chief Investment Officer Age: 77	Since 2013*	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)	33

Kevin V. Dreyer Trustee Age: 42	Since 2016**	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—	1

INDEPENDENT TRUSTEES/NOMINEES(5):
John Birch(6) Trustee Age: 69	Since 2018**	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—	4

Anthony S. Colavita(6) Trustee Age: 58	Since 2018***	Attorney, Anthony S. Colavita, P.C.	—	18

James P. Conn Trustee Age: 82	Since 2013*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	24

Frank J. Fahrenkopf, Jr.(6)(7) Trustee Age: 80	Since 2013***	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	12

Kuni Nakamura(7) Trustee Age: 51	Since 2013**	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Salvatore J. Zizza(6)(8) Trustee Age: 74	Since 2013*	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)	31

OFFICERS:

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 68	Since 2013
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer and Principal Financial and Accounting Officer Age:44	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of the AMG Funds, 2014-2017

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013
Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

Laurissa M. Martire Vice President Age: 43	Since 2018	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

Christopher W. Hart Assistant Vice President and Ombudsman Age: 25	Since August 2019	Assistant Vice President and Ombudsman of the Fund since August, 2019; Administrative Assistant for Associated Capital Group (2017-2019); and graduate of Wesleyan University in May 2017
(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dreyer are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Adviser as of December 31, 2019.
(6)	Mr. Colavita’s Father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited and Gabelli Associates Limited II E, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Board has discussed this matter and has determined that this does not disqualify Mr. Zizza from serving as an Independent Trustee.
(9)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Nominee to serve, if elected, until the Fund’s 2023 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2022 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees/Nominees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer. Mr. Dreyer joined GBL in 2005, and is currently, a Managing Director and Co-Chief Investment Officer of GBL’s Value team. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other open- and closed-end funds in the Gabelli/GAMCO Fund Complex. Prior to joining GBL, he was an analyst for Banc of America Securities LLC from 2000 until 2003, and in 2004, he served as a summer research analyst intern at MacKay Shields LLC. Mr. Dreyer received a BSE from the University of Pennsylvania and an M.B.A. in Finance and Economics from Columbia Business School.

Independent Trustees/Nominees

John Birch. Mr. Birch is a Partner of The Cardinal Partners Global, a strategic advisory firm, providing strategic advice and distribution support to international investment managers. He is a member of the Fund’s Audit Committee. Mr. Birch serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is also a director of the GAMCO International SICAV and Gabelli Merger Plus+ Trust Plc. From 2005 to 2015, Mr. Birch served as the Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer, and Chief Risk Officer of the Sentinel Group Funds. His other experience includes Vice President of Transfer Agency at State Street Bank in Luxembourg; Chief Operating Officer and Senior Vice President of American Skandia Investment Services, Inc.; Chief Operating Officer and Executive Vice President (Partner) of International Fund Administration, Ltd.; Chief Administrative Officer and Senior Vice President – Mutual Funds Division and Managing Director of Gabelli Funds, Inc.; and senior roles at Kansallis Banking Group and Privatbanken A/S. Mr. Birch received his Master of Tax from Metropolitan University College (Copenhagen) and attended the Program for Management Development at the Harvard Graduate School of Business.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is a member of the Fund’s Nominating Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and a member of the Fund’s ad hoc Proxy and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds inthe Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is a member of the Fund’s Audit Committee and serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He also serves as a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s Audit and Nominating Committees and the Fund’s designated Audit Committee Financial Expert. He is also a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He serves on the Board of Trustees of Long Island University in Brookville, NY. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is the Chairman of the Fund’s ad hoc Proxy Voting Committee, a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi- fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees, other than Messrs. Gabelli and Dreyer, are Independent Trustees and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	E	E
Kevin V. Dreyer	C	E

INDEPENDENT TRUSTEES/NOMINEES:
John Birch	A	E
Anthony S. Colavita	A	B
James P. Conn	C	E
Frank J. Fahrenkopf, Jr.	A	E
Kuni Nakamura	C	E
Salvatore J. Zizza	B	E
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

All shares were valued as of December 31, 2019.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2019. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	2,698,281(3)	28.5%
Kevin V. Dreyer	2,667	*

INDEPENDENT TRUSTEES/NOMINEES:
John Birch	0	*
Anthony S. Colavita	0	*
James P. Conn	1,000	*
Frank J. Fahrenkopf, Jr.	0	*
Kuni Nakamura	3,289	*
Salvatore J. Zizza	150	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	6,063	*
	4,000 Series A Preferred(4)	*
John C. Ball	0	*
Andrea R. Mango	0	*
Richard J. Walz	0	*
(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2019. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes 29.05% of the total Common Shares and less than 1% of the total Preferred Shares.
(3)	Comprised of 2,578,965 Common Shares owned directly by Mr. Gabelli, 1,374 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 118,442 Common Shares owned by GAMCO Investors, Inc. or its affiliates.
(4)	Includes 1,000 Series A Preferred Shares owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee/Nominee	Name of Owner and Relationships to Trustee/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,324,127	1.14%
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$26,040	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,551,179	1.25%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$328,296	*
(1)	This information has been furnished as of December 31, 2019.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Trustee an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocatedamong the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2019, amounted to $51,500. During the fiscal year ended December 31, 2019, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 11, 2020. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2019, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 24, 2020, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2019, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPA AU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2019.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Kuni Nakamura, Chairman
John Birch
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

February 24, 2020

The Audit Committee met two times during the fiscal year ended December 31, 2019. The Audit Committee is composed of four of the Fund’s Independent Trustees, Messrs. Nakamura (Chairman), Birch, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Nakamura has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three of the Fund’s Independent Trustees, Messrs. Nakamura (Chairman), Colavita, and Zizza. Each Nominating Committee member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2019. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund's governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Trustees have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Fund’s Nominating Committee adopted a charter on August 21, 2013. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be to The Gabelli Global Small and Mid Cap Value Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. No Trustee or nominee for election as Trustee attended the Fund’s Annual Meeting held on May 13, 2019.

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2019.

COMPENSATION TABLE
FOR THE YEAR ENDED DECEMBER 31, 2019

Name of Person and Position	Aggregate Compensation from the Fund*	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees**
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli
Trustee and
Chief Investment Officer	$0	$0 (0)
Kevin V. Dreyer
Trustee	$0	$0 (0)
INDEPENDENT TRUSTEES/NOMINEES:
John Birch
Trustee	$8,000	$32,685 (3)
Anthony S. Colavita
Trustee	$7,500	$142,000 (22)
James P. Conn
Trustee	$8,000	$275,000 (26)
Frank J. Fahrenkopf, Jr.
Trustee	$8,000	$169,500 (14)
Kuni Nakamura
Trustee	$11,500	$356,000 (37)
Salvatore J. Zizza
Trustee	$8,500	$319,000 (32)
*	Represents the total compensation paid to such persons during the year ended December 31, 2019, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote for Proposal 1

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of the Fund present in person or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

PROPOSAL 2: A SHAREHOLDER PROPOSAL

A shareholder (the “Shareholder Proponent”) has informed the Fund that it intends to submit a proposal (the “Shareholder Proposal”) at the Meeting and has requested that the Fund include the proposal in this year’s proxy material. The Board of Trustees unanimously recommends that you vote AGAINST the Shareholder Proposal. The Shareholder Proposal and the supporting statement for it (the Supporting Statement) are set forth below together with the Board’s explanation for opposing the Shareholder’s Proposal.

BE IT RESOLVED, that the shareholders of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”), request that the Board of Directors (the “Board”) consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

Supporting Statement

The Fund has traded at an extremely large discount to its NAV for years (approximately 15% on average since inception), effectively holding shareholders captive, since they can only exit their investment for substantially less than its value. Meanwhile, the Fund:

•	Pays brokerage commissions to G.research, LLC, an affiliate of the Adviser.
•	Conducted a 2017 rights offering that (per the Fund’s annual report) led to a $1.02 per share dilution of NAV.
•	Has produced (since inception, through 12/31/18, per the Fund’s annual report) an investment total return of NEGATIVE 14%, as compared to the MSCI World SMID Cap Index’s gain of 13%. (The annualized comparative returns, as presented, are -3.37% and 2.74%, respectively.)

When funds underperform, investors require a thoughtful and thorough explanation of management’s decisions, and the board’s plan going forward. We believe the Fund’s excessive discount level indicates that the market has lost faith in the Fund’s Adviser’s ability to add to shareholder value. Compounding the problem, the Board has done little to address the Adviser’s poor performance. Similar to many other recent actions in the CEF space, shareholders should have the opportunity to realize a price for their shares close to NAV. Toward that end, Matisse believes the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV.

If a majority of the Fund’s outstanding shares are tendered, this would demonstrate that there is insufficient shareholder support for continuing the Fund as a closed-end fund. In that case, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

Who are we? We are an open-end mutual fund (Matisse Discounted Closed-End Fund Strategy, MDCEX) which has owned shares of GGZ continuously for several years. Feel free to contact us about this matter; we are happy to discuss. Contact Eric Boughton, CFA, at (503) 210-3005.

STATEMENT IN FAVOR OF THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

The Gabelli Global Small and Mid Cap Value Trust was spun off from The Gabelli Dividend and Income Trust in June 2014, to provide individual investors with exposure to global small and mid cap equities with the potential to experience long term capital growth.

Matisse Capital, based in Oregon, submitted a shareholder proposal on behalf of its mutual fund, Matisse Discounted Closed-End Fund Strategy. Despite making several similar proposals last year for other unaffiliated closed-end funds, and The GDL Fund, also managed by Gabelli Funds, this investor did not attend the annual meetings and hired an unaffiliated individual on the internet to present the proposal at The GDL Fund meeting. Your Board believes this investor’s actions in GGZ are aimed to cause a disruption and attempt to make a quick profit at the expense of Main Street investors.

In addition, this proposal has made claims that are not accurate. Below, the Fund will address each statement made in the shareholder proposal and clarify various points for your consideration and vote.

Your Fund’s Board unanimously opposes this shareholder proposal seeking to dismantle your Fund and its existence as a closed-end fund.

Your Board believes this Activist activity is inconsistent with the purpose for which YOU invested in GGZ: long term capital growth from exposure to global small and mid cap equities.

The Board implemented a quarterly distribution policy of $0.14 per share in February 2019, and raised the quarterly distribution to $0.16 per share in March 2020, a 14% increase.

In sum, the Board believes that a tender offer for the Fund is not in the shareholders’ best interests. The Board believes that such a tender offer could result in increased costs and potential adverse consequences for Main Street investors who do not tender their shares.

Statement: “The Fund has traded at an extremely large discount to its NAV for years (approximately 15% on average since inception), effectively holding shareholders captive, since they can only exit their investment for substantially less than its value.”

RESPONSE:

•	A discount in the Fund’s market price was well known to our investors and understood when they invested, or reinvested distributions in the Fund. The discount enables shareholders to invest in the underlying assets of a fund at a lower price for those assets and earn returns at a higher rate than if the investment were made at NAV or a premium. This advantage extends to dividend reinvestments, which are made at prevailing market prices.
•	Indeed, Mario Gabelli, one of our portfolio managers, follows the Wall Street adage “Eat Your Own Cooking.” The Fund’s investment management team believes in the Fund, owning over $28 million of the Fund’s common shares. Stated another way, (y)our team has “skin in the game.”
•	The Fund’s 2019 average daily trading volume was approximately 18,300 shares. The Fund’s shares trade freely on the NYSE and the notion that shareholders are “captive” is misleading and factually incorrect. While the Fund’s shares trade at a discount to their NAV, this enables market investors to earn an enhanced return on their investments. Because shareholders buy and sell at a discount, there is no sense in which they are held “captive.”
•	Any shareholder of GGZ who purchased shares in the market over time has done so at a price/discount dictated by market forces at that time.
•	The stated investment objective of the Fund is long term capital appreciation. This shareholder proposal would preclude Main Street investors among others the ability to own shares in a small and mid cap focused investment vehicle with long term objectives.
•	Indeed, GGZ consistently buys back its shares under Rule 10b-18 of the Securities Exchange Act of 1934, as amended, providing additional liquidity to the market as well as augmenting the Fund’s Net Asset Value (NAV).

The Gabelli Global Small and Mid Cap Value Trust - Common Shares - Repurchase Plan

Year	Total Shares Repurchased	Total Investment	Average Investment per Share	Average NAV	% Total Shares Repurchased(a)
2019	238,696	$2,737,614	$11.47	$13.61	2%
2018	616,358	7,047,463	11.43	13.43	6%
2017	58,773	715,219	12.17	13.81	1%
2016	328,814	3,440,389	10.46	12.10	3%
2015	127,301	1,299,860	10.21	11.67	1%
2014	27,112	283,594	10.46	11.71	0%

Total Shares Repurchased	1,465,640	$16,312,503	$11.17	$13.26

The Fund has repurchased an additional $788,364 (68,586 shares) through March 9, 2020.

(a) Percentage of Total Shares Repurchased reflects the shares repurchased for the year divided by the total shares ourstanding as of the prior year end.

Statement: “Pays brokerage commissions to G.research, LLC, an affiliate of the Adviser.”

RESPONSE:

•	The brokerage commissions paid by the Fund to G.research (for trade executions in this Fund and other funds managed by the Adviser) have been consistently rated better than average by an independent firm used by the Board to assess the quality of trade executions.
•	The Activist does not claim that the fees paid are exorbitant, excessive, or detrimental to the shareholder in any way. This is an entirely neutral statement and its inclusion in this proposal is designed and phrased in a way that implies unethical behavior when the reality of the situation is to the contrary.

Statement: “Conducted a 2017 rights offering that (per the Fund’s annual report) led to a $1.02 per share dilution of NAV.”

RESPONSE:

•	Rights offerings have been a fair and efficient method employed by funds to raise additional capital. The 2017 rights offering allowed shareholders to participate directly in the growth of the Fund. The rights offering gave existing shareholders the opportunity to maintain their proportionate interest in the Fund while purchasing new shares at a price below the public market without incurring a commission (offering of $11.50 compared to share price of $13.33 at the time of announcement). We believe the rights offering permitted shareholders to buy shares at a cost effective price.
•	Furthermore, the rights that shareholders received in the offering were transferrable and traded on an exchange. The terms of the offering afforded shareholders who did not wish to acquire additional shares the option of selling their rights, which may allow a non-subscribing shareholder to recoup some of the dilution that could otherwise occur. Additionally, G.research enabled GGZ shareholders to sell these rights with no commission.
•	The additional capital raised by the Fund through the rights offering was used to position the portfolio to more fully take advantage of new investment opportunities. This successful rights offering allowed the Fund to grow and deploy the new capital in a way that was beneficial to the shareholder, capitalizing on the market environment at the time and contributing to a NAV return of +16.27% and share price return of +26.77% in 2019.

Statememt: “Has produced (since inception, through 12/31/18, per the Fund’s annual report) an investment total return of NEGATIVE 14%, as compared to the MSCI World SMID Cap Index’s gain of 13%. (The annualized comparative returns, as presented, are -3.37% and 2.74%, respectively.”

RESPONSE:

•	The Activist deceivingly presents information on a cumulative basis and the data referenced is over a year old. An investor with $10,000 invested in GGZ since inception would have a NAV share value equal to approximately $13,000 at December 31, 2019.
•	It is worth noting that in 2019, the Fund’s return was 16.3% on a NAV basis and 26.8% on a share price basis. The average annual return on an NAV basis is 4.9% and the average annual return on a market price basis is 1.5% through 2019.
•	On a cumulative basis since inception, the Fund’s NAV has a performance of +30.0% showing that the Fund has successfully delivered positive absolute NAV return on both a cumulative and annualized basis through 2019.
Cumulative Performance(a)
Period	The Gabelli Global Small and Mid-Cap Value Trust (NAV)(b)	The Gabelli Global Small and Mid-Cap Value Trust (Market Price)(c)
1 Year	16.3%	26.8%
3 Year	22.9%	22.3%
5 Year	31.5%	24.7%
Since inception*	30.0%	8.5%
Annual Average Return*	4.9%	1.5%
*June 23rd, 2014
Annual Performance
Year	The Gabelli Global Small and Mid-Cap Value Trust (NAV)(b)	The Gabelli Global Small and Mid-Cap Value Trust (Market Price)(c)
2019	16.3%	26.8%
2018	-15.2%	-23.1%
2017	24.6%	25.4%
2016	4.0%	2.4%
2015	2.9%	-0.4%
2014*	-1.2%	-13.0%
(a)
Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

(b)
Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $12.00.

(c)
Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $12.00.

The Board has carefully considered and evaluated the shareholder proposal and concluded that the Fund remains a viable investment option and presents a favorable investment opportunity for shareholders. The Board believes that the shareholder proposal is not in the best interest of the Fund and its shareholders.

These types of Activist investor tactics have been criticized by an SEC Commissioner and Rep. Gregory Meeks, who said at a House of Representatives Financial Services Committee meeting on September 24, 2019:

“[What] is most troubling about this is that closed-end funds ordinarily are held by ...‘buy-and- hold, mom-and-pop’ investors who bought the fund on the understanding that it wouldn't be attacked in just this way.” – Then SEC Commissioner Robert Jackson Jr.

“[T]he growing practice of activist hedge funds attacking closed-end funds ... [is] . . . not about improving governance, but rather about coercing closed-end funds that cannot adequately protect themselves.” – Rep. Gregory Meeks, D-NY

For the reasons discussed above, the Board unanimously recommends that the shareholders vote AGAINST the shareholder proposal.

Required Vote for Proposal 2

Approval of Proposal 2 requires the affirmative vote of a majority of the Common Shares and Preferred Shares, voting as a single class, present in person or represented by proxy and entitled to vote on Proposal 2. Abstentions are treated as entitled to vote on Proposal 2 and therefore will have the same effect as a vote against Proposal 2. Brokers will be entitled to vote on Proposal 2 only if they receive instructions from underlying beneficial owners; therefore, broker non-votes will not be treated as entitled to vote on Proposal 2 and will have no impact on the outcome of the vote on Proposal 2. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum to hold the Meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2019. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2018 and December 31, 2019.

Period/Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2018	$30,750	—	$4,010	—
2019	$30,750	—	$4,150	—
*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2018 and December 31, 2019 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2018 and December 31, 2019, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non- votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote on Proposal 1. In contrast, because the Shareholder Proposal requires the affirmative vote of a majority of the Common Shares and Preferred Shares (voting as a single class) present in person or represented by proxy and entitled to vote on Proposal 2, and because we do not expect that brokers will be entitled to vote on Proposal 2 unless they receive instructions from underlying beneficial owners, abstentions will have the same effect as a vote “against” Proposal 2 and broker non-votes will have no impact on the outcome of the vote on Proposal 2. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Because Proposal 2 is considered non-routine, we do not expect that brokers will be able to vote on Proposal 2 if they have not received instructions from the underlying beneficial owners of the shares, and the shares will be considered broker non-votes in that event. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of the Proposal 1 and against Proposal 2.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2020.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or one set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2021 (the “2021 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2021 proxy statement and 2021 proxy relating to that meeting no later than December 2, 2020. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2021 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 12, 2020 and no later than January 11, 2021; provided, however, that if the 2021 Annual Meeting is to be held on a date that is earlier than April 16, 2021 or later than June 5, 2021, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THElR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 1, 2020

GABELLI FUNDS ONE CORPORATE CENTER	To vote by Internet
RYE, NY 10580-1334	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D06434-P35695	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST COMMON SHAREHOLDER

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.	☐	☐	☐
1.	To elect three (3) Trustees of the Fund:
Nominees:
01) Mario J. Gabelli
02) James P. Conn
03) Salvatore J. Zizza

If properly presented at the Meeting: Shareholder Proposal — The Board of Trustees recommends a vote AGAINST Proposal 2.
2.
RESOLVED: Request that the Board of Directors consider authorizing a self-tender offer for all outstanding shares of the Fund at  or close to net asset value. If more than 50% of the Fund's outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.
		For	Against	Abstain
		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
D06435-P35695

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Small and Mid Cap Value Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Westchester Country Club, 99 Biltmore Avenue, Rye, New York 10580, or at such other location, or by such means of remote communication or live webcast, as may be noticed to shareholders, on Monday, May 11, 2020, at 8:00 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, AGAINST Proposal 2, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS ONE CORPORATE CENTER RYE, NY 10580 1334	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D06434-P35695	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST SERIES A PREFERRED SHAREHOLDER

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.	☐	☐	☐
1.	To elect three (3) Trustees of the Fund:
Nominees:
01) Mario J. Gabelli
02) James P. Conn
03) Salvatore J. Zizza

If properly presented at the Meeting: Shareholder Proposal — The Board of Trustees recommends a vote AGAINST Proposal 2.
2.
RESOLVED: Request that the Board of Directors consider authorizing a self-tender offer for all outstanding shares of the Fund at  or close to net asset value. If more than 50% of the Fund's outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.
		For	Against	Abstain
		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
D06435-P35695

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Small and Mid Cap Value Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Westchester Country Club, 99 Biltmore Avenue, Rye, New York 10580, or at such other location, or by such means of remote communication or live webcast, as may be noticed to shareholders, on Monday, May 11, 2020, at 8:00 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, AGAINST Proposal 2, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.